Supplement dated December 22, 1997
               to Prospectus dated May 1, 1997 of
            Flag Investors Telephone Income Fund, Inc.
  (as previously supplemented by supplement dated September 1, 1997)


       The Prospectus dated May 1, 1997 of Flag Investors Telephone
  Income  Fund,  Inc.  (the   "Fund")    is   hereby  amended   and
  supplemented by the following:

       On December 18, 1997, the Fund's Board of Directors voted, subject to shareholder approval, to approve proposals (i) changing the Fund's investment objective from "current income and long-term growth of capital without undue risk" to "to maximize total return" and (ii) replacing the Fund's fundamental investment policy requiring that at least 65% of the Fund's assets be invested in securities of issuers in the telephone industry, with a policy requiring that at least 65% of the Fund's assets be invested in securities of issuers in the communications field. These proposals will be submitted to shareholders of record of the Fund as of the close of business on January 26, 1998 for their approval at a meeting expected to be held in early April of 1998 and, if both are approved, would go into effect on or about May 1, 1998. In addition, if the proposals are approved, it is contemplated that the Fund's name will be changed to the Flag Investors Communications Fund, Inc.; the Fund's stable quarterly dividend will be changed to a quarterly dividend equal to the per share amount of the applicable class' accumulated undistributed net income; and the Fund's non-fundamental investment policy of investing at least 65% of its assets in income-producing securities (including debt obligations) of issuers in the telephone and other industries will be rescinded.


         PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
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